UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 27, 2020

NAVIENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Justison Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The NASDAQ Global Select Market
6% Senior Notes due December 15, 2043	JSM	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 27, 2020, Navient Corporation (the “Company”) entered into a Stock Repurchase Agreement (the “Stock Repurchase Agreement”) with Canyon Capital Advisors LLC and certain of its affiliates (collectively, “Canyon”) to repurchase 20,346,464 shares of the Company’s common stock, par value $0.01 per share, from Canyon at $14.77 per share, for an aggregate purchase price of approximately $300,517,274 (the “Repurchase”). The Stock Repurchase Agreement contains customary representations, warranties and covenants of the parties.

The Repurchase was made in conjunction with the Company’s existing share repurchase program and was approved by the Audit Committee of the Company’s Board of Directors (the “Board”) in accordance with the Company’s related persons transaction policy and by the Board. The Repurchase is scheduled to close on January 29, 2020.

The foregoing description of the Stock Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Repurchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.

On January 28, 2020, the Company issued a press release announcing the entry into the Stock Repurchase Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit

10.1	Stock Repurchase Agreement, dated as of January 27, 2020, by and among Navient Corporation, Canyon Capital Advisors LLC and its affiliates

99.1	Press Release, dated as of January 28, 2020

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION
(Registrant)

By:	/s/ Mark L. Heleen
Name:	Mark L. Heleen
Title:	Chief Legal Officer

Date: January 28, 2020